United States Steel Corporation to Acquire Remaining Equity of Big River Steel www.ussteel.com December 8, 2020 David Burritt President and Chief Executive Officer Christie Breves Senior Vice President and Chief Financial Officer Rich Fruehauf Senior Vice President, Chief Strategy and Development Officer Kevin Lewis Vice President, Investor Relations and Corporate FP&A

These slides are being provided to assist readers in understanding the acquisition of Big River Steel and other strategic and financial actions by United States Steel Corporation. This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” "should," “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, the consummation of the Big River Steel acquisition (the “Transaction”); potential capital and operational cash improvements; the Company’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of the combined company; the combined company’s products and potential; the Company’s ability to obtain financing for other strategic projects; and the anticipated timing of closing of the Transaction; and statements expressing general views about future results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the Transaction in the anticipated timeframe or at all and the possibility that the Transaction does not close; risks related to the ability to realize the anticipated benefits of the Transaction, including the possibility that the expected benefits, synergies and cost savings from the proposed Transaction or the capital and operational cash improvements will not be realized or will not be realized within the expected time period; risks related to the satisfaction of the conditions to closing (including the failure to obtain necessary regulatory approvals) and the risk that the businesses will not be integrated successfully following acquisition; disruption from the Transaction making it more difficult to maintain business and operational relationships; negative effects of the announcement or the consummation of the proposed Transaction on the market price of the Company’s common stock; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the Transaction; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; and competitive developments. All forward-looking statements rely on a number of assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors that could cause actual results to differ materially from those reflected in such statements. Accordingly, the Company cautions that the forward-looking statements contained herein are qualified by these and other important factors and uncertainties that could cause results to differ materially from those reflected by such statements. For more information on additional potential risk factors, please review the Company’s Annual Report on Form10-K for the year ended December 31, 2019, our Quarterly Reports on Form 10-Q, and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries. 2 Forward-looking statements

Transaction overview

Overview	▪ **Full ownership of Big River Steel creates North America's only "Best of Both" steel technology company** combining leading advanced high-strength steel intellectual property with technologically advanced and low-GHG[1] emissions mini mill
Consideration to Big River Steel	▪ Purchase price to acquire remaining equity of Big River Steel is ~ $774 million, funded with cash on hand
Operating Model and Synergies	▪ Integration to be focused on safety, enterprise risk and value capture opportunities aligned with significant synergy **opportunities while preserving Big River Steel's unique culture**
Financing Strategy	▪ Attractive capital structure of Big River Steel will remain in place
Timing and Closing Requirements	▪ Deal is expected to close in Q1 2021, subject to satisfaction of customary closing conditions

~6.5x implied multiple based on run-rate EBITDA and synergies

United States Steel Corporation

[1] Greenhouse gas.

3

OPTIONALITY ✓ Preserving Big River Steel’s attractive capital structure ✓ Enhancing customer value proposition with differentiated, low-carbon footprint capabilities and entrepreneurial culture ✓ Increasing flexibility to serve current and future customers in expanding Southern U.S. and Northern Mexico regions OPPORTUNITY ✓ Building a portfolio of assets with distinct cost and capability advantages ✓ Ability to produce AHSS1 substrate at Big River Steel for our industry leading XG3TM ✓ Enhancing U. S. Steel’s commitment to sustainable steelmaking technology 4 Time is right to accelerate benefits of full ownership of Big River Steel ✓ Continued market strength as recovery accelerates ✓ Strong cash and liquidity position enables execution ✓ Successful completion of Big River Steel’s Phase II-A expansion OPTIMISTIC 1 Advanced high-strength steel.

“BEST OF BOTH” DELIVERS UNMATCHED VALUE FOR OUR STAKEHOLDERS

Today's action is a significant next step in our "Best of Both" strategy

6 To Be

- The "Best of Both" integrated and mini mill business models
- Improved competitiveness and through cycle cash flow

5 Financial Strategy

- Funding and Financing Scenarios
- Step 2 – Call Option (Big River Steel)

4 Portfolio Shaping

- Big River Steel
- Footprint Shaping



6
To Be
1
As-Is
2
Operating Improvements
3
Strategic Projects
4
Portfolio Shaping
5
Financial Strategy

1 As-Is

- Reshaped footprint
- Transformed balance sheet
- Executing technology and capability driven strategy

2 Operating Improvements

- Safety & Environmental
- Move Down the Cost Curve
- Win in Strategic End-Markets
- Move Up the Talent Curve
- Capital Spending

3 Strategic Projects

- XG3™ AHSS
- EAF at Tubular
- Endless Casting and Rolling at Mon Valley
- Gary Hot Strip Mill
- Dynamo Line at USSK
- Sustainability

United States Steel Corporation

6

✓ Customer-centric innovation Redesigned business model Capital allocation focused on strategy execution ✓ ✓ Acquiring Big River Steel’s leading technology, advanced manufacturing and talented mini mill operators drives significant value creation opportunities Cost Competitiveness low high D if fe re n ti a ti o n low high ✓ Higher process and product differentiation ✓ Lower capital intensity ✓ More variable cost structure 7 “Best of Both” creates an unmatched value proposition focused on differentiation

Validated strategic rationale supports full ownership now Combination of: Unique value for : … Our customers … Our stockholders … Our employees Deep customer relationships Industry-leading R&D Intellectual property and know-how Technologically advanced mill Variable cost structure Entrepreneurial culture ✓ Expanded product capabilities ✓ Unmatched process innovation ✓ Differentiated sustainable steel ✓ Improved competitiveness ✓ Enhanced earnings profile ✓ Increased through cycle cash flow ✓ Aligned values-based cultures ✓ World-class workforces ✓ Focused innovative and entrepreneurial mindset 8 Creates a more nimble, agile and customer- focused organization

Additional strategic opportunities across key potential sources of value Sources of Value as Minority Owners Sources of Value as Full Owners Collaborating commercially where Big River Steel and U. S. Steel do not compete Limited operational partnering on product and process enhancements Arm’s length talent and best practices sharing Unlock the full potential of “Best of Both” strategy to create unmatched customer value Launch new products with tremendous customer value, including sustainable GEN3 AHSS substrate World-class workforces to drive customer-focused innovation and sustainable steel solutions 9 Full ownership of Big River Steel unlocks additional opportunities

Deliver Value Capture Potential sources of value Customer Value Supply Chain / Procurement Operational Optimization / Enhancement Corporate Functions Marketing / Branding Capital Spending Flawless Day 1 / Day 100 Execution ▪ Execute in alignment with our S.T.E.E.L. Principles ▪ Focus operating model and integration on safety, enterprise risk and value capture opportunities ▪ Minimize distraction and preserve unique culture at Big River Steel Significant synergy opportunity to be validated between now and closing 10 Additional strategic opportunities across key potential sources of value

Acquisition increases competitiveness of U. S. Steel footprint


Minntac
Keetac
Great Lakes[1]
Indefinitely idled
Gary
Lorain
Tubular
Indefinitely idled
Mon Valley
Granite
City
BRS
BIG RIVER STEEL
Fairfield
Tubular
Lone Star
Tubular
Indefinitely idled

Current U.S. Raw Steel Capability:


Gary
4 BFs
7.5mnt
BRS
BIG RIVER STEEL
2 EAFs
3.3mnt
Mon
Valley
2 BFs
2.9mnt
Fairfield
EAF #1
1 EAF
1.6mnt
Granite City
1 BF
1.4mnt
Great Lakes
Indefinitely idled[1]

Assembling a portfolio of industry-leading, differentiated and technologically advanced assets

United States Steel Corporation

[1] Great Lakes iron, steelmaking, and hot rolling indefinitely idled. 3.8mnt of raw steel capability.

Note: BF = blast furnace, EAF = electric arc furnace

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= Proprietary advanced high-strength steel finishing technology Differentiated, unique customer value proposition Highly capable, low carbon footprint for advanced high- strength steel substrate ++ Customer- focused, industry-leading research and development Customer focused process innovation to drive differentiation Product innovation to deliver sustainable steel solutions for customers Portfolio of assets creates an unmatched value proposition for stakeholders

FINANCIAL FLEXIBILITY TO EXECUTE

Post Transaction U. S. Steel Liquidity Pre Transaction U. S. Steel Liquidity Acquisition Cost Transaction Fees & Other Costs ~ $2,900M -$774M -$40M ~ $2,086M Pre / Post Transaction U. S. Steel Standalone Liquidity1,2: 1 Liquidity includes cash, U.S. credit facility availability, and USSK credit facilities availability. 2 Pro Forma liquidity excludes impact of Big River Steel’s $350M ABL capacity and Big River Steel’s cash. 14 Transaction supported by strong liquidity as of November 30, 2020

Flexible and aligned with “Best of Both” strategy Attractive Big River Steel capital structure remains in place Big River Steel Maturity Profile, as of October 31, 2020 ✓ Refinancing and market risk avoided as Big River Steel capital structure is kept in place ✓ Extended maturity profile with ~88% of debt due in 2029 and beyond ✓ Attractive cost of debt with average coupon of ~5.9% ✓ Does not limit ability to execute integration plans or capture value ✓ Strong stand-alone Big River Steel liquidity 15 $30M $36M $24M $16M $99M $18M $900M $752M 2022 2040+2025 20272021 2023 20282024 2026 2029 ~ 12% due over next 8 years

✓ North America’s only “Best of Both” steel technology company combining leading advanced high- strength steel intellectual property with technologically advanced mini mill operations ✓ Differentiated, low-carbon footprint capabilities and entrepreneurial culture creates new options to enhance our customer value proposition ✓ Aligned values-based cultures with focus on enabling enhanced ESG1 performance ✓ De-risked financial strategy preserves attractive Big River Steel capital structure WRAP UP and Q&A 1 Environmental, Social, and Corporate Governance.

INVESTOR RELATIONS Kevin Lewis Vice President 412-433-6935 klewis@uss.com Eric Linn Senior Manager 412-433-2385 eplinn@uss.com www.ussteel.com